Exhibit 10.17
THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS SECURITY CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THIS SECURITY IS REGISTERED UNDER THE ACT OR THE COMPANY IS FURNISHED WITH AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF SEPTEMBER 17, 2007 AMONG, BORROWER, THE SUBORDINATED CREDITORS (AS SUCH TERM IS DEFINED THEREIN) PARTIES THERETO AND HILCO FINANCIAL LLC, A DELAWARE LIMITED LIABILITY COMPANY, TO THE SENIOR INDEBTEDNESS (AS SUCH TERM IS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.
SUBORDINATED PROMISSORY NOTE

U.S. $30,000	September 17, 2007 Tampa, FL
     FOR VALUE RECEIVED, Brookside Technology Holdings Corp. (“Borrower”) hereby unconditionally promises to pay to the order of Michael Nole (the “Holder”) the principal sum of Thirty Thousand Dollars ($30,000) in lawful money of the United States of America, plus interest at a rate of 7.0% per annum, in accordance with the amortization schedule attached hereto as Exhibit A.
     1) Interest. Interest on amounts evidenced by this Note shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.
     2) Default. Any failure to make any payment when due shall constitute an Event of Default under this Note. Upon an Event of Default, Holder shall be entitled to exercise all rights and remedies available to it at law or in equity, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively and concurrently.
     3) Prepayment. Borrower may prepay all or part of the indebtedness evidenced by this Note at any time without penalty. Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due and shall not impair the right of Holder to pursue all remedies available to it hereunder.
     4) Successors and Assigns. Any reference to the Holder hereof shall be deemed to include the successors and assigns of such Holder, and all covenants, promises, and agreements by or on behalf of the Borrower that are contained in this Note shall bind and inure to the benefit of the successors and assigns of such Holder and to any future holders of this Note, whether or not such persons expressly become parties hereto or thereto.

     5) Waivers. All persons or entities now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby(a) expressly waive presentment for payment, notice of dishonor, notice of non-payment, protest and notice of protest; and (b) agree that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned or any person or party to become liable hereunder.
     6) Controlling Law. This Note and all matters related hereto shall be governed, construed and interpreted strictly in accordance with the laws of the State of Florida, without regard to its principles of conflicts of law.
     7) TIME IS OF THE ESSENCE OF THIS NOTE.
     8) Modifications; Waivers. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to a subsequent event. This Note may not be changed orally, but only by agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
     9) WAIVER OF JURY TRIAL. BORROWER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSSCLAIMS OR THIRD-PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF HOLDER OR HOLDER’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO LOAN FUNDS IN THE AMOUNT OF THE PRINCIPAL AMOUNT TO BORROWER BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and its seal affixed on the day and year first above written.

Michael Nole
By:
Name:
Title:

Brookside Technology Holdings Corp.
By:
Name:
Title:

Exhibit A
Amortization Schedule